Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is entered into as of September 7, 2016 (the "Execution Date"), by and among EnergyTek Corp., a Nevada corporation, with headquarters located at 7960 E. Camelback Rd., #511, Scottsdale, Arizona 85251 (the "Company"), and the undersigned buyers (each, a "Buyer", and collectively, the "Buyers").

RECITALS

A. WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto, dated of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer (i) shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), which will, among other things, be convertible into a certain number of shares of the Company's common stock, $0.001 par value per share (the "Common Stock", as converted, the "Conversion Shares") in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, dated as of the Effective Date (the "Certificate of Designations"), and (ii) Warrants to purchase Common Stock (the "Warrants"), which will be exercisable to purchase shares of the Common Stock (as exercised, the "Warrant Shares") in accordance with the terms of the Warrants.

B. WHEREAS, to induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide, among other rights, certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

AGREEMENT

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a. "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

b. "Affiliate" has the meaning set forth in Rule 405 under the 1933 Act.

c. "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

d. "[        ]" means [        ].

e. "Demand Registration" means a registration required to be effected by the Company pursuant to Section 2.1, which may, at the option of the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, be an Underwritten Offering.

f. "Demand Registration Statement" means a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post‑effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

g. "Effective Date" means the date the applicable Registration Statement is declared effective by the SEC.

h. "Effectiveness Deadline" means the date which is sixty (60) days following the initial filing of the applicable Registration Statement, or a later date agreed to in writing by [        ] as long as the Company is using its best efforts to have the registration statement declared effective as soon as practicable.

i. "Eligible Market" means The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.

j. "Filing Date" means the date on which the applicable Registration Statement is filed with the SEC.

k. "FINRA" means the Financial Industry Regulatory Authority, Inc.

l. "Holder" means any holder of Registrable Securities.

m. "Initiating Holders" means, with respect to a particular registration, the Holders who initiated the Request for such registration.

n. "Investor" means a Buyer or any transferee or assignee of Registrable Securities, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Registrable Securities assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

o. "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and/or a government or any department or agency thereof.

p. "Principal Market" means the primary national securities exchange or automated quotation system upon which the Common Stock is listed.

q. "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

r. "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration of effectiveness of such Registration Statement(s) by the SEC.

s. "Registrable Securities" means (A) any shares of Common Stock held by any of the Buyers as of the Execution Date or as of any future date of determination, (B) any shares of Common Stock issuable upon conversion, exercise or exchange of any securities of the Company, including, without limitation, any Preferred Shares, Warrants, and/or any other securities of the Company, in each case held by any of the Buyers as of the Execution Date or as of any future date of determination (collectively, the "Buyers' Securities") and (iii) any capital stock of the Company issued or issuable with respect to the Buyers' Securities or any securities exchangeable, convertible or exercisable into Buyers' Securities, including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Preferred Shares.

t. "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, and other registration, listing and filing fees, (ii) all fees and expenses of the Company's counsel incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, and (v) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letters) and the fees and expenses of other Persons, including experts, retained by the Company; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and provided, further, that in the event the Company shall, in accordance with Section 2.2 or Section 2.8 hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by such Holders in connection with such registration shall be deemed to be Registration Expenses.

u. "Registration Period" means the period beginning as of the Effective Date and ending at the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by the applicable Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement.

v. "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

w. "Request" shall have the meaning set forth in Section 2.1(a).

x. "Required Holders" means the holders of at least a majority of the Registrable Securities, which shall be required to include [        ] as long as [        ] (or any of its Affiliates) holds any capital stock of the Company.

y. "Required Holders of the Registration" means, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration, which shall be required to include [        ] as long as [        ] (or any of its Affiliates) holds any Registrable Securities to be included in the applicable registration.

z. "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

aa. "SEC" means the United States Securities and Exchange Commission.

bb. "Series A Preferred Stock" means shares of Series A Convertible Preferred Stock of the Company, including the Preferred Shares.

cc. "Shelf Registration" means a registration pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

dd. "Subsidiaries" means any joint venture or any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest.

ee. "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

ff. "Underwriters" means the underwriters, if any, of the offering being registered under the 1933 Act.

gg. "Underwritten Offering" means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

hh. "Withdrawn Demand Registration" shall have the meaning set forth in Section 2.1(a).

ii. "Withdrawn Request" shall have the meaning set forth in Section 2.1(a).

2. Registration.

2.1 Demand Registration.

a. Right to Demand Registration.

(i) Subject to Section 2.1(c), at any time or from time to time after the Execution Date, the Required Holders shall have the right to request in writing that the Company register all or part of such Required Holders' Registrable Securities (a "Request") by filing with the SEC a Demand Registration Statement which such filing must take place between the 120th and 180th days following the Execution Date, except as such period may be extended by Section 2(a)(4).

(1) Each Request shall specify the amount of Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof.

(2) As promptly as practicable, but no later than five (5) days after receipt of a Request, the Company shall give written notice of such requested registration to all other Investors.

(3) Subject to Section 2.1(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders and (ii) the Registrable Securities intended to be disposed of by any other Investor which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company.

(4) Right to Demand Registration. The Company, as expeditiously as possible, but in any event upon the later of 120 days after the Execution Date or forty-five (45) days following a Request (the "Filing Deadline"), shall cause to be filed with the SEC a Demand Registration Statement providing for the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by all such Investors, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests (including, without limitation, by means of a Shelf Registration if so requested and if the Company is then eligible to use such a registration).

(5) The Company shall use its reasonable best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter but in no event later than the Effectiveness Deadline and to keep such Demand Registration Statement continuously effective until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Demand Registration Statement; provided, that with respect to any Demand Registration Statement, such period need not extend beyond the Registration Period (the "Demand Registration Period").

(ii) A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Required Holders of the Registration (a "Withdrawn Request") and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Required Holders of the Registration (a "Withdrawn Demand Registration") and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.1, unless the Required Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred); provided; however, that if a Withdrawn Request or Withdrawn Demand Registration is made (A) because of a Material Adverse Effect (as defined in the Securities Purchase Agreement), or (B) because the sole or lead managing Underwriter advises that the amount of Registrable Securities to be sold in such offering be reduced pursuant to Section 2.1(b) by more than 10% of the Registrable Securities to be included in such Registration Statement, or (C) because of a postponement of such registration pursuant to Section 2.8, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.1 (and shall not be counted toward the number of Demand Registrations to which such Holders are entitled), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a Demand Registration may, at any time prior to the Effective Date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(iii) The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

b. Priority in Demand Registrations. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Investor requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities, if any, requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Required Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, the Registrable Securities requested to be included in the Demand Registration by the Initiating Holders and thereafter, the Registrable Securities requested to be included in the Demand Registration by other Investors allocated, pro rata among the Investors based on the number of Registrable Securities held by each Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party). In the event the Company shall not, by virtue of this Section 2.1(b), include in any Demand Registration all of the Registrable Securities of any Investor requesting to be included in such Demand Registration, such Investor may, upon written notice to the Company given within five (5) days of the time such Investor first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Investors not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

c. Limitations on Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations:

(1) in no event shall the Company be required to effect a Demand Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $1,500,000 or, if the foregoing is not satisfied, all of the Registrable Securities held by the Holders requiring registration are included in the Demand Registration;

(2) in no event shall the Company be required to effect a Demand Registration unless the Initiating Holders hold at least twenty-five percent (25%) of the outstanding shares of Series A Preferred Stock, which shall be required to include [        ] as long as [        ] (or any of its Affiliates) holds any Series A Preferred Stock; and

(3) in no event shall the Company be required to effect, in the aggregate, more than two (2) Demand Registrations that are Underwritten Offerings; provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).
(4) Any rights and remedies of the Investors are subject to any limitations on the number of Registrable Securities imposed by the Staff of the SEC or any applicable rule of the SEC.

d. Underwriting. Notwithstanding anything to the contrary contained in Section 2.1(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering; and such Initiating Holders may require that all Persons (including other Investors) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

e. Effective Registration Statement; Suspension. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the Demand Registration Period, (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived. The Demand Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Stockholder" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit B. By 9:30 a.m. New York time on the date following any Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

f. Other Registrations. Until the one year anniversary of the Execution Date (as defined in the Securities Purchase Agreement, the Company shall not, without the consent of the Required Holders, file a registration statement pertaining to any other securities of the Company.

g. Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration. The Company agrees to include in any such Registration Statement all information which any selling Investor, upon advice of counsel, shall reasonably request.

h. Voluntary Registration. Without limiting the rights of the Investors under this Agreement, the Company may file a Registration Statement at any time registering the Conversion Shares and the Warrant Shares (a "Voluntary Registration").  If the Company elects to file a Voluntary Registration, it shall to the extent permissible by the Rules and Staff policies of the SEC seek to register all Conversion Shares and Warrant Shares, except to the extent that any Investor provides written notice to the Company that it elects to not include all Conversion Shares and Warrant Shares. Upon a Voluntary Registration becoming effective with the SEC (and remaining current), the Company shall be deemed to have complied with Subsections (ii) and (iii) of Section 1(b)(ii) of the Securities Purchase Agreement.

2.2 Incidental Registration.

a. Right to Include Registrable Securities.  (1) If the Company at any time or from time to time proposes to register any of its securities under the 1933 Act (other than in a registration on Form S-4 (solely as to the issuance of the shares in the applicable business combination) or S-8 or any successor form to such forms) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given at least thirty (30) calendar days prior to such proposed registration and which notice shall be given after the Company has publicly disclosed such proposed registration) to all Investors of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and of such Holders' right to participate in such registration under this Section 2.2 as hereinafter provided. Subject to the other provisions of this paragraph (a) and Section 2.2(b), upon the written request of any Investor made within twenty (20) calendar days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof), the Company shall effect the registration under the 1933 Act of all Registrable Securities requested by Investors to be so registered (an "Incidental Registration"), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register and shall cause such Registration Statement to become and remain effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 3. If an Incidental Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter of the price at which such securities are to be sold, the Company shall so advise each participating Investor. The Holders requesting inclusion in an Incidental Registration may, at any time prior to the Effective Date of the Incidental Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(2) If at any time after giving written notice of its intention to register any securities and prior to the Effective Date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice, however, to the rights of the Holders to cause such registration to be effected as a registration under Section 2.1, and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities; provided, however, that if such delay shall extend beyond ninety (90) days from the date the Company received a request to include Registrable Securities in such Incidental Registration, then the Company shall again give the Investors the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph. There is no limitation on the number of such Incidental Registrations pursuant to this Section 2.2 which the Company is obligated to effect.

(3) The registration rights granted pursuant to the provisions of this Section 2.2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

b. Priority in Incidental Registration. If an Incidental Registration involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Investor requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), the Company shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account, (B) second, the Registrable Securities requested to be included in such registration by the Holders allocated pro rata in proportion to the number of Registrable Securities requested to be included in such registration by each of them, and (C) third, other securities of the Company to be registered on behalf of any other Person and (ii) in the case of a registration initiated by a Person other than the Company, (A) first, the Registrable Securities requested to be included in such registration by the Holders allocated pro rata in proportion to the number of Registrable Securities requested to be included in such registration by each of them, and (B) second, the securities proposed to be registered by any Persons initiating such registration, allocated pro rata in proportion to the number of securities requested to be included in such registration by each of them; provided, however, that a minimum of 30% of Registrable Securities shall be included in each Incidental Registration and; provided, further, that in the event the Company will not, by virtue of this Section 2.2(b), include in any such registration all of the Registrable Securities of any Investor requested to be included in such registration, such Investor may, upon written notice to the Company given within three (3) days of the time such Investor first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Investors not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.

c. Selection of Underwriters. If any Incidental Registration involves an Underwritten Offering, the sole or managing Underwriter(s) and any additional investment bankers and managers to be used in connection with such registration shall be subject to the approval of the Required Holders of the Registration (such approval not to be unreasonably withheld or delayed).

2.3 S-3 Registration.

a. Subject to Section 2.3(b), if at any time (i) one or more Holders of Registrable Securities request (the "S-3 Request") that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by it and (ii) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such securities, then the Company shall, as expeditiously as possible following such S-3 Request, use its reasonable best efforts to register under the 1933 Act on Form S-3 or any successor form thereto, for public sale in accordance with the intended methods of disposition specified in such Request or any subsequent requests (including, without limitation, by means of a Shelf Registration) the Registrable Securities specified in such Request and any subsequent requests; provided, that if such registration is for an Underwritten Offering, the terms of Section 2.1(b) shall apply (and any reference to "Demand Registration" therein shall, for purposes of this Section 2.3, instead be deemed a reference to "S-3 Registration"). Whenever the Company is required by this Section 2.3 to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 2.1(a) and 2.1(d) (including but not limited to the requirements that the Company (A) notify all Holders of Registrable Securities from whom such Request for registration has not been received and provide them with the opportunity to participate in the offering and (B) use its best efforts to have such S-3 Registration Statement declared and remain effective for the time period specified herein) shall apply to such registration (and any reference in such Sections 2.1(a) and 2.1(d) to "Demand Registration" shall, for purposes of this Section 2.3, instead be deemed a reference to "S-3 Registration"). If the sole or lead managing Underwriter (if any) or the Required Holders of the Registration shall advise the Company in writing that in its opinion additional disclosure not required by Form S-3 is of material importance to the success of the offering, then such Registration Statement shall include such additional disclosure. There is no limitation on the number of such Incidental Registrations pursuant to this Section 2.3 which the Company is obligated to effect.

b. Limitations on Registrations. The rights of Holders of Registrable Securities to request S-3 Registrations pursuant to Section 2.3(a) are subject to the following limitations:

(1) in no event shall the Company be required to effect an S-3 Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $1,500,000 or, if the foregoing is not satisfied, all of the Registrable Securities held by the Holders requiring registration are included in the Demand Registration;

(2) in no event shall the Company be required to effect an S-3 Registration unless the Holders who initiated the S-3 Request hold at least ten percent (10%) of the outstanding shares of Series A Preferred Stock, which shall be required to include [        ] as long as [        ] (or any of its Affiliates) holds any Series A Preferred Stock; and

(3) in no event shall the Company be required to effect more than two (2) S-3 Registrations in any six (6) month period, provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).

c. The registration rights granted pursuant to the provisions of this Section 2.3 shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

2.4 Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities shall be covered by such registration unless (a) the Required Holders of the Registration shall have consented in writing to the inclusion of such other securities and (b) no Holder is unable to include any of its Registrable Securities requested for inclusion in such registration by reason of Section 2.1(b).

2.5 Underwritten Offerings.

a. Demand Underwritten Offerings. If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration, the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Required Holders of the Registration and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Sections 6 and 7, respectively.

b. Investors to be Parties to Underwriting Agreement. The Investors whose Registrable Securities are to be distributed by Underwriters in an Underwritten Offering contemplated by Section 2 shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Investors' option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of such Investors of Registrable Securities and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Investors; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Investor for inclusion in the Registration Statement. No Investor shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Investor, such Investor's Registrable Securities and such Investor's intended method of disposition.

c. Participation in Underwritten Registration. Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its securities on the same terms and conditions provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents customary for such an offering and reasonably required under the terms of such underwriting arrangements.

2.6 Other Provisions Concerning Registration.

a. Allocation of Registrable Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement (other than on an Incidental Registration or an S-3 Registration initiated by the Company) without the prior written consent of the Required Holders. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall first be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. If the SEC requires that the Company register less than the amount of shares of Common Stock originally included on any Registration Statement at the time it was filed, the Registrable Securities on such registration statement and any other securities allowed to be registered on such Registration Statement (in accordance with this paragraph) shall be decreased on a pro rata basis; provided, that following any such decrease, at the request of the Required Holders, such Required Holders may elect to withdraw such Registration Statement and thereafter the Request for such Registration Statement shall not be deemed to constitute a Request for purposes of Section 2.1 hereof.

b. Legal Counsel. The Required Holders shall have the right to select one legal counsel to review and participate in any registration pursuant to this Section 2 ("Legal Counsel"), which shall be K&L Gates, LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company's obligations under this Agreement.

c. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement when declared effective fails to register all of the Registrable Securities required or requested to be included therein, other than by reason of Section 2.1(b) or Section 2.6(a), (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a "Filing Failure") or (B) filed with the SEC but not declared effective by the SEC on or before the applicable Effectiveness Deadline (an "Effectiveness Failure"), unless the failure to register solely relates to Registrable Securities which the SEC Staff declines to permit to be registered because of the number of outstanding shares or public float as contemplated by Section 2.6(a) or (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during a Blackout Period (as defined in Section 2.8)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Registrable Securities an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Registrable Securities whether or not included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on every thirtieth (30th) day (pro-rated for periods totaling less than thirty (30) days) after a Filing Failure until such Filing Failure is cured; (v) on every thirtieth (30th) day (pro-rated for periods totaling less than thirty (30) days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (vi) on every thirtieth (30th) day (pro-rated for periods totaling less than thirty (30) days) after the initial day after a Maintenance Failure until such Maintenance Failure is cured. The Company shall also pay the reasonable fees of Legal Counsel to enforce the provisions hereof. The payments to which an Investor shall be entitled pursuant to this Section 2.7(c) are referred to herein as "Registration Delay Payments." Notwithstanding the foregoing, Registration Delay Payments will not be payable to an Investor to the extent the Filing Failure, Effectiveness Failure or Maintenance Failure giving rise to the Company's requirement to make a Registration Delay Payment is solely as a result of incomplete or incorrect information submitted to the Company by such Investor. Provided, further, that if the Registrable Securities in an offering which is not an Underwritten Offering can all be sold under Rule 144 of the 1933 Act without regard to the volume or manner of sale provisions or if all Registrable Securities can be publicly sold under Section 4(a)(1) of the 1933 Act, the Registration Delay Payments shall not be paid by the Company.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth (30th) day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. For the avoidance of doubt, each of the Filing Failure, Effectiveness Failure and Maintenance Failure and failure to timely make Registration Delay Payments shall be deemed a "Default Event" as defined in the Securities Purchase Agreement for which the Buyer shall not be obligated to purchase Additional Shares (as defined in the Securities Purchase Agreement).

2.7 Postponements. The Company shall be entitled to postpone a Demand Registration and to require the Investors to discontinue the disposition of their securities covered by a Shelf Registration during any Blackout Period (as defined below) (i) if the Board of Directors of the Company determines in good faith that effecting such a registration or continuing such disposition at such time would be detrimental to the Company (such as having a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company), or (ii) if the Company is in possession of material, non-public information which the Board of Directors of the Company determines in good faith it is not in the best interests of the Company to disclose in a registration statement at such time; provided, however, that the Company may only delay a Demand Registration pursuant to this Section 2.8 by delivery of a Blackout Notice (as defined below) within thirty (30) days of delivery of the request for such Demand Registration under Section 2.1 and may delay a Demand Registration and require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration only for a reasonable period of time not to exceed ten (10) consecutive Trading Days; provided that during any three hundred sixty five (365) day period such period shall not exceed an aggregate of ninety (90) Trading Days; provided, further, that the first day of such period must be at least five (5) Trading Days after the last day of any such prior period (or such earlier time as such transaction is consummated or no longer proposed or the material information has been made public) (the "Blackout Period"). There shall not be more than two (2) Blackout Periods in any twelve (12) month period. The Company shall promptly notify the Holders in writing (a "Blackout Notice") of any decision to postpone a Demand Registration or to discontinue sales of Registrable Securities covered by a Shelf Registration pursuant to this Section 2.8 and shall include a general statement (which statement shall not include any material, non-public information) of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a Demand Registration may be effected or sales of Registrable Securities covered by a Shelf Registration may resume. If the Company shall postpone the filing of a Demand Registration Statement, the Required Holders who were to participate therein shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within thirty (30) days after receipt of the Blackout Notice. Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to Section 2.1 (and shall not be counted towards the number of Demand Registrations effected), and the Company shall pay all Registration Expenses in connection therewith.

3. Related Obligations.

Whenever the Company is required to effect the registration of Registrable Securities under the 1933 Act pursuant to Section 2 of this Agreement, the Company shall, as expeditiously as possible:

(a) Prepare and file with the SEC (promptly, and in any event within the specified time frames) the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable, but in any event within the time frames specified herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (i) provide Legal Counsel and any other Inspector with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the SEC, which documents shall be subject to the review and comment of Legal Counsel, and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the SEC as to which Legal Counsel, any selling Investor or any other Inspector shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "reasonable best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 2.7(b) (which approval is promptly sought), a request for acceleration of effectiveness of such Registration Statement to a time and date, subject to acceptance by the SEC, not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times during the Registration Period.

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective, and (ii) to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in each case until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement or the Registration Period has expired; provided, such period need not extend beyond the time periods provided herein, and which periods, in any event, shall terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable). In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall promptly incorporate each such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC no later than three (3) Trading Days after the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) Furnish, without charge, to each selling Investor and each Underwriter, if any, of the securities covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the 1933 Act, and other documents, as such selling Investor and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such selling Investor (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such selling Investor and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus).

(d) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any selling Investor covered by such Registration Statement or the sole or lead managing Underwriter, if any, may reasonably request to enable such selling Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other acts and things which may be necessary or advisable to enable any such selling Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction, or (iv) qualify or register the Registrable Securities in any jurisdiction which is reasonably likely to impose merit review standards .

(e) Use its best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Investors of such Registrable Securities to consummate the disposition of such Registrable Securities.

(f) Promptly notify Legal Counsel, each Investor covered by such Registration Statement and the sole or lead managing Underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of the clauses (ii) through (vi) of this Section 3(f), the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and shall furnish to each such Investor and each Underwriter, if any, a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 3(f), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered.

(g) Make available for inspection by any selling Investor, any sole or lead managing Underwriter participating in any disposition pursuant to such Registration Statement, Legal Counsel and any attorney, accountant or other agent retained by any such seller or any Underwriter (each, an "Inspector" and, collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the "Records") as shall be necessary, in the opinion of such Legal Counsel and such Underwriters' counsel, to enable them to exercise their due diligence responsibility and to conduct a reasonable investigation within the meaning of the 1933 Act, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement.

(h) Obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Registration Statement, in each case dated the effective date of such Registration Statement (and if such registration involves an Underwritten Offering, dated the date of the closing under the related underwriting agreement), in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing Underwriter, if any, and to the Required Holders of the Registration, and furnish to each Investor participating in the offering and to each Underwriter, if any, a copy of such opinion and letter addressed to such Investor (in the case of the opinion) and Underwriter (in the case of the opinion and the "cold comfort" letter).

(i) Cause senior representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten offering of any Registrable Securities.

(j) Provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effectiveness of such Registration Statement.

(k) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable but no later than ninety (90) days after the end of any twelve (12)-month period, an earnings statement (i) commencing at the end of any month in which Registrable Securities are sold to Underwriters in an Underwritten Offering and (ii) commencing with the first day of the Company's calendar month next succeeding each sale of Registrable Securities after the effective date of a Registration Statement, which statement shall cover such 12-month periods, in a manner which satisfies the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

(l) Use its best efforts to cause all such Registrable Securities to be listed (i) on each national securities exchange on which the Company's securities are then listed or (ii) if securities of the Company are not at the time listed on any national securities exchange (unless the listing of Registrable Securities is not permitted under the rules of each national securities exchange on which the Company's securities are then listed), on a national securities exchange designated by the Required Holders of the Registration.

(m) Keep each selling Investor of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 2 hereunder.

(n) Enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form) and provide officers' certificates and other customary closing documents.

(o) Cooperate with each selling Investor and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering.

(p) Furnish to each Investor participating in the offering and the sole or lead managing Underwriter, if any, without charge, (i) at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(q) Cooperate with the selling Investors of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Investor of Registrable Securities at least three (3) Business Days prior to any sale of Registrable Securities.

(r) If requested by the sole or lead managing Underwriter or any selling Investor of Registrable Securities, immediately incorporate in a prospectus supplement or post-effective amendment such information concerning such Investor, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Investor reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities.

(s) Submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

(t) Use its best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

(u) Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC or any Principal Market or Eligible Market and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as Exhibit B in the Registration Statement.

(v) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(w) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(x) Neither the Company nor any of its Subsidiaries has entered, as of the Execution Date, nor shall the Company or any of its Subsidiaries, on or after the Execution Date, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or receipt of notice that no supplement or amendment is required or the event contemplated by Section 3(f) is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) and for which the Investor has not yet settled.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. Expenses of Registration.

The Company shall pay all Registration Expenses in connection with any Registration Statement hereunder, whether or not such registration shall become effective or is withdrawn and whether or not any or all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, except as otherwise provided with respect to Withdrawn Request and a Withdrawn Demand Registration in Section 2.1(a). In addition to the foregoing, the Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in, investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 6 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8. Reports Under the 1934 Act. The Company shall, with a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"):

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. Assignment of Registration Rights.

The rights under this Agreement shall be assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

10. Amendment.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) The registration rights under the Agreement will terminate with respect to an Investor if such Investor may sell all of its Registrable Securities without the requirement to be in compliance with Rule 144(c)(l) and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act.

(b) The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Investor to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

(c) The Company has not previously entered into an agreement with respect to its securities granting any registration rights to any Person which are currently in effect. No future registration rights may be granted to any holder of any securities of the Company, unless the Company obtains the prior written consent of the Required Holders.

(d) In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Investor for purposes of any request or other action by any Investor or Investors pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Investor or Investors contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

(e) The Company will not hereafter enter into any agreement which is inconsistent with the rights granted to the Investors in this Agreement.

(f) If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(g) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by e‑mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and e‑mail addresses for such communications shall be:

If to the Company:

EnergyTek Corp.
7960 E. Camelback Rd., #511
Scottsdale, Arizona 85251
Telephone:  (602) 617-8888
Email:  jread@quadratum1.com

With a copy (for informational purposes only) to:

Nason, Yeager, Gerson, White & Lioce, P.A.
3001 PGA Boulevard
Suite 305
Palm Beach Gardens, FL 33410
Telephone:  561.471.3507
Email:  mharris@nasonyeager.com
Attention:  Michael D. Harris, Esq.

If to Legal Counsel:

K&L Gates LLP
200 S. Biscayne Boulevard, Suite 3900
Miami, FL 33131
Telephone: 305.539.3300
E-mail: clayton.parker@klgates.com
Attention: Clayton E. Parker, Esq.

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's e-mail containing the time, date, and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, e-mail, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(i) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(j) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(k) This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(l) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(m) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by e‑mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(o) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(p) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(q) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(r) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(s) The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by a party hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

(t) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-a-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

** Signature Pages follow **

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the Execution Date.

COMPANY:

EnergyTek Corp.

By:          _________________________
Name: Jonathan R. Read
Title: Chief Executive Officer

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the Execution Date.

BUYER:

By:       ___________________________

Name:  ___________________________

Title:    ___________________________

Dated:  ___________________________

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EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
[ ]
[ ]
[ ]
Telephone: [(   )   -    ]
Facsimile:    [(   )   -    ]
Attention:   [ ]

Re:         EnergyTek Corp.

Ladies and Gentlemen:

[We are] [I am] counsel to EnergyTek Corp., a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders preferred shares (the "Preferred Shares") convertible into the Company's common stock, $0.001 par value (the "Common Stock"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 201_, the Company filed a Registration Statement on Form S-[1] [3] (File No. 333-____________ (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, [we] [I] advise you that a member of the SEC's staff has advised [us] [me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we] [I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Unless we inform you otherwise, this letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders.

Very truly yours,
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[ISSUER'S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

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EXHIBIT B
SELLING SHAREHOLDERS

The shares of Common Stock being offered by the selling shareholders are those previously issued to the Selling Stockholders. For additional information regarding the issuance of those convertible preferred shares, see "Private Placement of Convertible Preferred Shares" above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of Common Stock, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common Stock beneficially owned by each selling shareholder, based on its ownership of the shares of Common Stock, as of ____________.

The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

[Under the terms of the convertible preferred shares and warrants, a selling shareholder may not convert the convertible preferred shares or exercise the warrants to the extent such conversion or exercise, as the case may be, would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed [4.99%] [9.99]% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion or exercise of the convertible preferred shares or warrants, as applicable, which have not been converted or exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."]

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Closing

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PLAN OF DISTRIBUTION

We are registering the shares of Common Stock previously issued to permit the resale of these shares of Common Stock by the selling shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

in the over-the-counter market;

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

through the writing of options, whether such options are listed on an options exchange or otherwise;

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange privately negotiated transactions;

short sales;

sales pursuant to Rule 144;

broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;
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a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
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There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be [   ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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